Notes Receivable	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Note 3 - Notes Receivable

During the year ended December 31, 2012, the Company entered into an agreement with NFC Data Inc., (see Note 12) whereby it agreed to lend a principal sum of US $130,000 advanced to the borrower in aggregate at an interest rate of 4% per annum. At December 31, 2012, $110,000 was advanced to the borrower. During the year ended December 31, 2013, the Company entered into a further agreement and agreed to lend an additional principal sum of $ 92,500 for a total aggregate of $222,500 also at an interest rate of 4% per annum. The notes were due and payable by December 31, 2013. At December 31, 2013, the total loan outstanding was $182,620 with accrued interest of $1,121.

During the year ended December 31, 2014, the outstanding loans of $182,620 to NFC Data Inc. was paid in full along with accrued interest of $3,387.